Acquisition of Clear RF LLC (Details) - Schedule of total acquisition consideration	Dec. 31, 2022 USD ($)
Schedule of total acquisition consideration [Abstract]
Cash	$ 155,015
Fair value of 23,949 shares at $8.14 per share	194,985	[1]
Future purchase consideration	350,000	[2]
Total Consideration	$ 700,000

[1]	The fair value of the shares issued was determined by multiplying the number shares issued by the share price of the Company on March 31, 2021.
[2]	Future consideration represents the expected future payments of cash and common shares. Since the balance of the shares and the cash is due within one year, the Company did not discount the future purchase consideration for the time value of money.